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                                              Exhibit 10.1

                                   filed as
                                   City Agreement No. 17,458


               THIRD AMENDMENT TO AGREEMENT
              FOR DESALINATED WATER SUPPLIES

     THIS THIRD AMENDMENT TO AGREEMENT No. 15,671, is made and entered into this June 28th, 1994, by and between the CITY OF SANTA BARBARA, a municipal corporation hereinafter referred to as "City, and IONICS, INCORPORATED, a MASSACHUSETTS CORPORATION, herein referred to as "Water
Provider" or "Ionics".

                      R E C I T A L S

     A. City and Ionics entered into Agreement No. 15,671 on September 18, 1990 (with two later amendments) for the construction of, and for the sale and purchase of water from, a Temporary Emergency Desalination Facility
(hereinafter referred to as "the Facilities" and "TED
Facility").

     B. The parties have determined that by amending certain notice provisions for operation of the Facilities, and with other considerations and modifications to said
Agreement, the parties will substantially reduce costs for operation and standby.

     C.  The parties have determined to further amend
Agreement No. 15,671 in order to achieve these cost reductions.

     NOW, THEREFORE, the parties agree to the following amendments to the Agreement:

     1. The parties amend the Long-Term Standby Fee during the remainder of the first five years (Exhibit S of the Agreement) to provide such fee in the amount of $103 per acre foot for the contract year beginning March 1, 1995 and ending February 28, 1996. Beginning March 1, 1996, the $103 per acre foot Long-Term Standby Fee will be revised based upon any changes in the Los Angeles Consumer Price Index reported for January 1, 1995, as provided in Amended Exhibit P.

     2. The base Long Term Standby Fee for the second five year period will remain at $103, adjusted according to the Los Angeles Consumer Price Index reported for January 1,
1995, as provided in Amended Exhibit P.

     3.  Article 1.22 shall be amended to provide:


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     1.22  "Long-Term Standby" means a period of time during
which the Project has ceased producing Finished Water pursuant to the request of the City, and during which Water Provider, through reduction in workforce and other measures, has ceased its preparedness to produce Finished Water pursuant to the Agreement. The City shall give Water Provider no less than 12 months' notice to resume Finished Water deliveries (Water Provider having agreed to use its best efforts to commence Finished Water deliveries as soon as possible after such notice from the City in the event the City requests more rapid delivery of Finished Water). City shall continue to pay Water Provider a Long-Term Standby Fee until 90 days before delivery of Finished Water and a Short-Term Standby Fee for 90 days before delivery of Finished Water.

                    EXHIBIT AMENDMENTS

     EXHIBITS S & P are amended to provide as appears on the Exhibits Amended P and Amended S, attached to this
Amendment.

     Except as expressly amended by this Second Amendment to the Agreement, the Agreement shall remain unchanged and in full force and effect.

CITY OF SANTA BARBARA              IONICS, INCORPORATED


By:   /s/Hal Conklin               By:  /s/William E. Katz
Mayor,                             William E. Katz,
City Hall,                         Executive Vice President
P.O. Box 1990                      65 Grove Street
Santa Barbara, California 93102    Watertown, Massachusetts 02172


ATTEST:                            ATTEST:
CITY CLERK

/s/Lily Rossi, Chief               /s/Stephen Korn
Deputy City Clerk                  Stephen Korn, Clerk

APPROVED AS TO CONTENT:


/s/D. H. Johnson

APPROVED AS TO FORM:
Daniel J. Wallace, City Attorney


By: /s/Daniel J. Wallace


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                    Amended Exhibit S (1994)
                      LONG-TERM STANDBY FEE

                A C R E  F E E T  P E R  Y E A R

(1st 3 YEARS)                      7,500
Capital Facilities
Component                          $1,054.73

Long-Term
Standby Component                     179.00(1)

TOTAL FEE/AF                       $1,233.73

(Years 4 and 5)
Capital Facilities
Component                          $1,054.73

Long-Term
Standby Component                     103.00(2)

TOTAL FEE/AF                       $1,157.73

(Year 6 and thereafter)
Long-Term
Standby Component (total)           $103.00(2)

During the first five years, the Long Term Standby Fee will consist of a Capital Facilities Component and a Long Term Standby
Component.

     1 During the first three years, the Long Term Standby Component, at the beginning of each contract and renewal year following the Completion Date, will be escalated by 100% of the percentage increase in the ratio of the Consumer Price Index for All Urban Consumers, All Items, for Los Angeles - Anaheim - Riverside (1982-84=100) two months prior to the beginning of each contract year to the same index at July 1, 1991.

     2 As negotiated, the Long-Term Standby Component, will be $103 per acre foot from March 1, 1995 until February 28, 1996. Beginning March 1, 1996, the Long-Term Standby Component will be escalated by 100% of the percentage increase in the ratio of the Consumer Price Index for All Urban Consumers, All Items, for Los Angeles - Anaheim - Riverside (1982-84=100) according to the U.S. Dept. of Labor reports issued two months prior to March 1, 1996 to that same index at January 1, 1995, and is subject to annual adjustments thereafter, as provided for in Exhibit P.

                       Amended Exhibit S (1994)

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                    Amended Exhibit P (1994)

 AMENDED WATER DELIVERY COMPONENT, CAPITAL FACILITIES COMPONENT,
                   SHORT TERM STANDBY FEE AND
            LONG TERM STANDBY FEE ADJUSTMENT FORMULAS

1. Water Delivery Component at the beginning of each contract year following the Completion Date will be escalated by 75% of the percentage increase in the ratio of the Index for All Urban Consumers, All Items, for Los Angeles - Anaheim - Riverside (1982-84 = 100) according to U.S. Dept. of Labor reports two months prior to the beginning of each contract year to that same index at July 1, 1991.

2. Short-Term Standby Fee will consist of the Capital Facilities Component and the Short Term Standby Component to be escalated as described below. The Short-Term Standby Component, at the beginning of each contract and renewal year following the Completion Date will be escalated by 100% of the percentage increase in the ratio of the Consumer Price Index for all Urban Consumers, All Items, for Los Angeles - Anaheim - Riverside (1982-84 = 100) according to U.S. Dept. of Labor reports issued two months prior to the beginning of each contract year to that same index at July 1, 1991.

3. Long Term Standby Fee will consist of the Capital Facilities Component and the Long Term Standby Component to be escalated as described below. The Long Term Standby Component, at the beginning of each contract and renewal year after 1995, will be escalated by 100% of the percentage increase in the ratio of the the Consumer Price Index for all Urban Consumers, All Items, for Los Angeles - Anaheim - Riverside (1982-84 = 100) according to U.S. Dept. of Labor reports issued two months prior to the beginning of each contract year to that same index at January 1, 1995.

4.   Water Provider has allowed $4 per Acre Foot for local
     Property tax in its Capital Facilities Component assuming
     1.03% of $1,000,00 assessed valuation per 2500 AF.  The
     Capital Facilities Component is subject to adjustment (up or down) depending on actual property tax payments.

5. All of the price components and fees exclude any State of California or local sales or use taxes on Finished Water or on termination or purchase which will be billed separately to the extent they are due and payable.

6.   All adjustments will be rounded to the nearest whole dollar.


                    Amended Exhibit P (1994)



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